Commitments and Contingencies - Schedule of Future Minimum Rental Payments Due Under Non-Cancelable Operating Leases (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Future minimum operating lease payments due
2015	$ 2,776
2016	1,166
2017	649
2018	360
2019	217
Thereafter	33
Total	$ 5,201